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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 6, 2002
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-4423 (Commission File Number)	94-1081436 (I.R.S. Employer Identification No.)

3000 Hanover Street, Palo Alto, CA 94304
(Address of principal executive offices) (Zip code)

(650) 857-1501
(Registrant's telephone number, including area code)

Item 5. Other Events.

        This Current Report on Form 8-K (including the documents included as exhibits 4.1 - 4.3 hereto) is filed to be, and is hereby, incorporated by reference into our Registration Statement on Form S-3 (No. 333-83346), which was declared effective on March 11, 2002. This Report and the exhibits hereto relate to the offering from time to time of up to $1,500,000,000 aggregate principal amount of our Medium-Term Notes Series B, Due Nine Months or More from the Date of Issue.

Item 7. Financial Statements and Exhibits.

        The following exhibits are being filed with this report:

Exhibit 4.1	Form of Fixed Rate Note.
Exhibit 4.2	Form of Floating Rate Note.
Exhibit 4.3
Agency Agreement, dated December 6, 2002, entered into between Hewlett-Packard Company and Salomon Smith Barney Inc., Banc of America Securities LLC, BNP Paribas Securities Corp., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Scotia Capital (USA) Inc. and The Williams Capital Group, L.P.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY
Date: December 11, 2002	By:	/s/ CHARLES N. CHARNAS
		Name:	Charles N. Charnas
		Title:	Vice-President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED DECEMBER 10, 2002

Exhibit	Description
4.1	Form of Fixed Rate Note.
4.2	Form of Floating Rate Note.
4.3
Agency Agreement, dated December 6, 2002, entered into between Hewlett-Packard Company and Salomon Smith Barney Inc., Banc of America Securities LLC, BNP Paribas Securities Corp., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Scotia Capital (USA) Inc. and The Williams Capital Group, L.P.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K DATED DECEMBER 10, 2002